Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Capitalized terms used but not defined herein have the same meanings ascribed thereto in the Form S-4, as amended, initially filed by Coeptis on May 25, 2025 with the Securities and Exchange Commission (the “Coeptis Form S-4”).

Introduction

The following unaudited pro forma consolidated financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended, and is based on the historical financial information of Coeptis Therapeutics Holdings, Inc., a Delaware corporation (“Coeptis”) adjusted to give effect to the spin out of certain of its biopharmaceutical operations as described in the Coeptis Form S-4 (the “Spin Out”).

The unaudited pro forma consolidated balance sheet as of December 31, 2025 has been prepared by including the historical audited consolidated balance sheet of Coeptis, adjusted to reflect the pro forma effect as if the Spin Out had been consummated on December 31, 2025.

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2025 and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2024 have been prepared by including the historical audited consolidated statement of operations of Coeptis, adjusted to reflect the pro forma effect as if the Spin Out had been consummated on January 1, 2024, the beginning of the earliest period presented.

The unaudited pro forma consolidated financial information has been presented for illustrative purposes only and is not necessarily indicative of the financial position and results of operations that would have been achieved had the Spin Out occurred on the dates indicated. Further, the unaudited pro forma consolidated financial information may not be useful in predicting the future financial condition and results of operations of the company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of the unaudited pro forma consolidated financial information and are subject to change as additional information becomes available and analyses are performed. This information should be read together with the following:

•	The accompanying Notes to the unaudited pro forma consolidated financial statements;

•	the historical audited financial statements of Coeptis as of and for the year ended December 31, 2025 included in Coeptis’ Annual Report on Form 10-K filed with the SEC on March 19, 2026 (the “2025 Form 10-K”) and the historical audited financial statements of Coeptis as of and for the year ended December 31, 2024 included in Coeptis’ Annual Report on Form 10-K filed with the SEC on March 28, 2025;

•	the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the 2025 Form 10-K, and

•	other information relating to Coeptis included in the Coeptis Form S-4 and 2025 Form 10-K.

1

Description of the Spin Out

On April 25, 2025, Coeptis entered into an Agreement and Plan of Merger, as may be amended from time to time (the “Merger Agreement”) with CP Merger Sub Inc., a Wyoming corporation and wholly-owned subsidiary of Coeptis (“Merger Sub”), and Z Squared. Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, upon the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), (i) Merger Sub will merge with and into Z Squared (the “Merger”) and (ii) Coeptis will immediately prior to the Merger effect a Spin Out, with Z squared continuing as the surviving corporation in the Merger and becoming a wholly-owned subsidiary of Coeptis. The Merger was completed on April 24, 2026. Following the Merger, Coeptis changed its name to Z Squared Inc.

In connection with the Spin Out, all of Coeptis’ assets comprising its biopharmaceutical business were assigned and contributed prior to Closing to one or more Spin Out Subsidiaries, which then spun out to Coeptis’ stockholders of record. GEAR Therapeutics, Inc. is not included in the Spin Out and remains a Subsidiary of Coeptis following Closing. In consideration of GEAR Therapeutics, Inc. remaining a subsidiary of Coeptis following the Closing, the Spin Out Sub received 1,000,000 shares of Coeptis Common Stock and an option to acquire GEAR Therapeutics, Inc. in the future for the fair market value of GEAR Therapeutics, Inc. at the time of exercise (if exercised).

2

Coeptis Therapeutics Holdings, Inc.

Unaudited Pro Forma Consolidated Balance Sheets

As of December 31, 2025

	(A)
	Coeptis (Historical)	Spin-Out Adjustments		Coeptis (Pro Forma)

CURRENT ASSETS
Cash	$5,674,302	$(5,674,302)	(1)	$–
Marketable securities	676,596	–		676,596
Interest receivable	7,348	–		7,348
Prepaid assets	991,903	(991,903)	(1)	–
Total current assets	7,350,149	(6,666,205)		683,944

PROPERTY AND EQUIPMENT
Cryptocurrency mining machines	–	–		–
Furniture and fixtures, net	9,873	(9,873)	(1)	–
Total property and equipment	9,873	(9,873)		–

OTHER ASSETS
Investments	7,860,083	(6,610,083)	(1)	1,250,000
Intangible assets, net	361,250	–		361,250
Co-development rights, net	554,167	–		554,167
Right of use assets, net of accumulated amortization	18,399	(18,399)	(1)	–
Customer list	–	–		–
Goodwill	–	–		–
Total other assets	8,793,899	(6,628,482)		2,165,417
TOTAL ASSETS	$16,153,921	$(13,304,560)		$2,849,361

CURRENT LIABILITIES
Accounts payable	$888,755	$(834,466)	(1)	$54,289
Accrued expenses	41,054	(41,054)	(1)	–
Advance from affiliate	–	–		–
Convertible notes payable, current portion, in default	100,000	(100,000)	(1)	–
Convertible notes payable, net of debt discount	–	–		–
Right of use liability, current portion	18,875	(18,875)	(1)	–
Customer deposit	599,455	–		599,455
Other current liabilities	120,000	(120,000)	(1)	–
Total current liabilities	1,768,139	(1,114,395)		653,744

LONG TERM LIABILITIES
SBA loan payable, net of current portion	150,000	(150,000)	(1)	–
Derivative liability warrants	167,625	–		167,625
Right of use liability, non-current portion	–	–	(1)	–
TOTAL LONG TERM LIABILITIES	317,625	(150,000)		167,625
TOTAL LIABILITIES	2,085,764	(1,264,395)		821,369

STOCKHOLDERS' EQUITY
Preferred stock	–	–		–
Common stock	575	100	(1)	675
Additional paid-in capital	127,201,691	(12,040,265)	(1)	115,804,695
		643,269	(2)

Subscription receivable	(3,686,544)	–		(3,686,544)
Common stock subscribed	–			–
Accumulated deficit	(109,953,728)	–		(109,953,728)

TOTAL STOCKHOLDERS' EQUITY - CONTROLLING INTERESTS	13,561,994	(11,396,896)		2,165,098
TOTAL STOCKHOLDERS EQUITY - NONCONTROLLING INTERESTS	506,163	(643,269)	(2)	(137,106)
TOTAL STOCKHOLDERS EQUITY	14,068,157	(12,040,165)		2,027,992
TOTAL LIABILIITES AND STOCKHOLDERS' EQUITY	$16,153,921	$(13,304,560)		$2,849,361

3

Coeptis Therapeutics Holdings, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2025

	(B)
	Coeptis (Historical)	Spin Out Adjustments		Coeptis (Pro Forma)
SALES
Sales	$1,363,045	$–		$1,363,045
Total sales	1,363,045	–		1,363,045
Cost of goods	180,625	–		180,625
Gross profit	1,182,420	–		1,182,420

OPERATING EXPENSES
Research and development expense	1,277,150	(319,306)	(3)	957,844
Salary expense	1,687,972	(1,181,580)	(3)	506,392
Amortization expense	1,000,000	(1,000,000)	(3)	–
Professional services expense	7,792,100	(370,771)	(3)	7,421,329
Stock based compensation	1,215,692	–		1,215,692
Selling and marketing expense	105,000	–		105,000
General and administrative expenses	1,148,004	(131,122)	(3)	1,016,882
Total operating expense	14,225,918	(3,002,779)		11,223,139

LOSS FROM OPERATIONS	(13,043,498)	3,002,779		(10,040,719

OTHER INCOME (EXPENSE)
Interest expense, net	(96,744)	(269,392)	(3)	(366,136
Interest income	116,495	(116,495)	(3)	–
Amortization of debt discount	(545,635)	545,635	(3)	–
Gain on forfeiture of customer deposit	115,000	–		115,000
Other income (expense)	7,004	(7,004)	(3)	–
Unrealized gain on marketable securities	76,596	–		76,596
Unrealized loss on investments	(163,500)	–		(163,500
Gain (loss) on extinguishment of debt	159,035	–		159,035
Change in fair value of derivative liabilities	1,098,055	–		1,098,055
TOTAL OTHER INCOME (EXPENSE), net	766,306	152,744		919,050

LOSS BEFORE INCOME TAXES	(12,277,192)	3,155,523		(9,121,669

PROVISION FOR INCOMES TAXES (BENEFIT)	–	–		–

NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(360,177)	180,089	(4)	(180,089
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	(11,917,015)	2,975,435		(8,941,580
NET LOSS	$(12,277,192)	$3,155,523		$(9,121,669

4

Coeptis Therapeutics Holdings, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2024

	(C)
	Coeptis (Historical)	Spin-Out Adjustments		Coeptis (Pro Forma)
SALES
Sales	$–	$–		–
Total sales	–	–		–
Cost of goods	–	–		–
Gross Profit	–	–		–

OPERATING EXPENSES
Research and development expense	2,331,548	(2,331,548)	(3)	–
Salary expense	1,722,050	(1,205,435)	(3)	516,615
Amortization and depreciation expense	1,000,000	(1,000,000)	(3)	–
Professional services expense	2,950,271	(332,606)	(3)	2,617,665
Stock based compensation	1,104,978	–		1,104,978
General and administrative expense	945,641	(105,019)	(3)	840,622
Total operating expense	10,054,488	(4,974,608)		5,079,880

LOSS FROM OPERATIONS	(10,054,488)	4,974,608		(5,079,880)

OTHER INCOME (EXPENSE)
Interest expense, net	(396,116)	332,689	(3)	(63,427)
Other income	152,109	(152,109)	(3)	–
Loss on write down of assets	(37,257)	37,257	(3)	–
Loss on extinguishment of debt	(200,000)	200,000	(3)	–
Loss on change in fair value of derivative liabilities	(341,660)	–		(341,660)
TOTAL OTHER INCOME (EXPENSE), net	(822,924)	417,837		(405,087)

LOSS BEFORE INCOME TAXES	(10,877,412)	5,392,445		(5,484,967)

PROVISION FOR INCOME TAXES (BENEFIT)	–	–		–

NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	(1,063,811)	531,906	(4)	(531,906)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	(9,813,601)	4,860,539		(4,953,062)
NET LOSS	$(10,877,412)	$5,392,445		(5,484,967)

LOSS PER SHARE
Loss per share, basic and fully diluted	$(5.65)	$–		$–
Weighted average number of common shares outstanding	1,924,639	–		–

5

NOTES TO UNAUDITED PRO FORMA COnsolidated FINANCIAL STATEMENTS

1.	Basis of Presentation

The unaudited pro forma consolidated financial information has been adjusted to give effect to transaction accounting adjustments related to the Spin Out linking the effects of the Spin Out to the historical financial information.

The following unaudited pro forma consolidated financial information presents the financial information of Coeptis adjusted to give effect to the Spin Out as described in the Coeptis Form S-4. The unaudited pro forma consolidated balance sheet as of December 31, 2025 presents the historical balance sheet of Coeptis on a pro forma basis assuming the Spin Out had been consummated on December 31, 2025. The unaudited pro forma consolidated statements of income for the year ended December 31, 2025 and the year ended December 31, 2024 present the historical statements of income of Coeptis on a pro forma basis assuming the Spin Out as if it had occurred on January 1, 2024, beginning of the earliest period presented.

The unaudited pro forma consolidated financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Spin Out taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of Coeptis and they are based on the information available at the time of their preparation. Actual results may differ materially from the assumptions within the unaudited pro forma consolidated financial information.

The unaudited pro forma consolidated financial statements are intended to provide information about the impact of the Spin Out as if it had been consummated earlier. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma consolidated financial statements have been made.

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2.	Adjustment to the Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2025 and the Unaudited Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2025

(A)	Derived from the audited consolidated balance sheet of Coeptis Therapeutics Holdings, Inc. as of December 31, 2025.

(1)	To reflect the Spin Out of a portion of Coeptis' biopharmaceutical operations. Immediately prior to the closing of the transaction, Coeptis Therapeutics Holdings, Inc. issued 1,000,000 shares of common stock to the Spin Out Sub. These shares and assets and liabilities were contributed to the Spin Out Sub and the shares of this subsidiary were distributed pro rata to all pre-transaction shareholders of Coeptis consistent with The Spin Out Transaction. These asset and liabilities are excluded from the pro forma consolidated balance sheet, which reflect only the continuing operations of the remaining business.
(2)	To reflect the elimination of the divested non-controlling interest and recapitalization of the non-controlling interest at fair value.

3.	Adjustments to the Unaudited Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2025 and for the Year Ended December 31, 2024

(B)	Derived from the audited consolidated statement of operations of Coeptis Therapeutics Holdings, Inc. for the year ended December 31, 2025.
(C)	Derived from the audited consolidated statement of operations of Coeptis Therapeutics Holdings, Inc. for the year ended December 31, 2024.

(3)	To reflect the removal of historical expenses associated with the divested operations of the Spin Out. These adjustments are based on historical expense allocations and management’s estimates of costs directly attributable to the divested business. The amounts presented are not necessarily indicative of the results that would have occurred had the divestiture taken place at the beginning of the period presented, nor are they necessarily indicative of future results.
(4)	Represents the elimination of the divested non-controlling interest.

7

UNAUDITED PRO FORMA SPIN-OUT FINANCIAL INFORMATION

The following unaudited pro forma carve-out financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended. The pro forma adjustments are described in the accompanying footnotes.

The unaudited pro forma carve-out financial statements are intended to provide information about the impact of the divestiture of Spin Out as if the divestiture had been consummated as of and for the period ended December 31, 2025. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma carve-out financial statements have been made.

The Spin Out Adjustments give effect to the Company’s planned divestiture of substantially all its biopharmaceutical operations assets and liabilities other than those related to the operations of GEAR Therapeutics, Inc (the “Spin Out”). The unaudited pro forma carve-out balance sheet as of December 31, 2025 reflects the historical audited consolidated balance sheet of Coeptis Therapeutics Holdings, Inc. as of December 31, 2025 adjusted to show the impact of the divestiture on Coeptis’ audited balance sheet as if the Spin Out occurred on the balance sheet date. The unaudited pro forma carve-out statement of operations for the year ended December 31, 2025 reflects the historical audited consolidated statement of operations of Coeptis Therapeutics Holdings, Inc. for the year ended December 31, 2025 adjusted to show the impact of the divestiture on Coeptis’ audited balance sheet as if the Spin Out occurred on January 1, 2025.

The pro forma information is presented for illustrative purposes only and does not necessarily reflect the financial position of the Company had the divestiture actually occurred on that date, nor does it purport to project the future financial position of the Company following the divestiture. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited spin out adjustments represent management’s estimates based on information available as of the date of the unaudited pro forma carve-out financial information and is subject to change as additional information becomes available and analyses are performed. This information should be read together with the following:

•	The accompanying Notes to the unaudited pro forma carve-out financial statements;
•	the historical audited financial statements of Coeptis as of and for the year ended December 31, 2025 included in the 2025 Form 10-K;
•	the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the 2025 Form 10-K and other financial information included elsewhere in the Coeptis Form S-4 and 2025 Form 10-K, and
•	other information relating to Coeptis included in the Coeptis Form S-4 and 2025 Form 10-K.

8

Description of the Spin Out

The Merger Agreement contemplates that prior to the Merger, Coeptis will (i) enter into an assignment and assumption agreement providing for the contribution of substantially all its biopharmaceutical operations assets and liabilities other than those related to the operations of GEAR Therapeutics, Inc. (such Spin Out to include its subsidiary SNAP Biosciences, Inc., in which it currently holds an 73% ownership), to “Spin Out”, in exchange for all the outstanding shares of common stock of Spin Out Sub, (ii) prior to the Merger, consummate the contribution of substantially all of Coeptis’ biopharmaceutical assets and liabilities other than those related to the operations of GEAR Therapeutics, Inc. to Spin Out Sub pursuant to the terms of the assignment and assumption agreement; and (iii) prior to the Merger declare, and following and conditioned upon the Merger, issue a pro rata dividend of all the outstanding shares of common stock of Spin Out Sub to the stockholders of Coeptis existing on the Record Date. In connection with the Spin Out, Coeptis issued to the Spin Out Sub 1,000,000 shares of Coeptis Common Stock and executed and delivered to Spin Out Sub an option agreement in mutually agreeable form that (i) grants the Spin Out Sub a limited time option exercisable in its discretion to acquire GEAR Therapeutics, Inc. for the fair market value of GEAR Therapeutics, Inc. at the time of exercise, with fair market value to either be mutually agreed between the combined company and Spin Out Sub or, if there is no mutual agreement on fair market value, as determined by a mutually agreeable independent valuation expert, (ii) becomes exercisable on the six (6) month anniversary date of the Closing of the Merger, (iii) is exercisable for a period of twenty-four (24) months from the date on which the option becomes exercisable and (iv) contemplates that the exercise price for the option may be paid at the option of Spin Out Sub in cash, by return of shares of Coeptis Common Stock based on the value of the Coeptis Common Stock at the time of exercise of the option, or a combination thereof. Coeptis and Spin Out Sub shall cause the Spin Out transaction to comply with all applicable legal requirements. The Merger Agreement provides that, effective as of immediately prior to the consummation of the Merger but conditioned upon consummation of the Merger, Coeptis shall issue the pro rata dividend of outstanding shares of Spin Out Sub to the stockholders of Coeptis existing as of the record date.

9

Spin Out Sub

Unaudited Pro Forma Consolidated Carve-out Balance Sheet

As of December 31, 2025

	Coeptis (Historical)	Spin Out Adjustments		Pro Forma Adjusted Carve-out Balance Sheet

CURRENT ASSETS
Cash	$5,674,302	$–		$5,674,302
Marketable securities	676,596	(676,596)		–
Interest receivable	7,348	(7,348)		–
Prepaid assets	991,903	–		991,903
Total current assets	7,350,149	(683,944)		6,666,205

PROPERTY AND EQUIPMENT
Furniture and fixtures	25,237	–		25,237
Less: accumulated depreciation	(15,364)	–		(15,364)
Furniture and fixtures, net	9,873	–		9,873

OTHER ASSETS
Investments	7,860,083	(1,250,000)	(1)	6,610,083
Investment in marketable securities	–	16,400,000	(3)	16,400,000
Intangible assets, net	361,250	(361,250)	(1)	–
Co-development rights, net	554,167	(554,167)	(1)	–
Right of use assets, net of accumulated amortization	18,399	–		18,399
Total other assets	8,793,899	14,234,583		23,028,482
TOTAL ASSETS	$16,153,921	$13,550,639		$29,704,560

CURRENT LIABILITIES
Accounts payable	$888,755	$(54,289)	(1)	$834,466
Accrued expenses	41,054	–		41,054
Convertible notes payable, in default	100,000	–		100,000
Convertible notes payable, net of debt discount	–	–	(1)	–
Right of use liability, current portion	18,875	–		18,875
Customer deposit	599,455	(599,455)	(1)	–
Other current liabilities	120,000	–		120,000
Total current liabilities	1,768,139	(653,744)		1,114,395

LONG TERM LIABILITIES
SBA loan payable	150,000	–		150,000
Derivative liability warrants	167,625	(167,625)	(1)	–
Right of use liability, non-current portion	–	–		–
TOTAL LONG TERM LIABILITIES	317,625	(167,625)		150,000
TOTAL LIABILITIES	2,085,764	(821,369)		1,264,395

Members' Equity
Members' controlling equity	13,561,994	(2,165,098)	(1)	27,796,896
		16,400,000	(3)
Non-controlling interest	506,163	137,106	(1)	643,269
Total members' equity	14,068,157	14,372,008		28,440,165
Total liabilities and members' equity	$16,153,921	$13,550,639		$29,704,560

10

Spin Out Sub

Unaudited Pro Forma Consolidated Carve Out Statement of Operations

For the year ended December 31, 2025

	Coeptis (Historical)	Spin Out Adjustments		Pro Forma Statement of Operations

SALES
Sales	$1,363,045	$(1,363,045)	(2)	$–
Total sales	1,363,045	(1,363,045)		–
Cost of goods	180,625	(180,625)	(2)	–
Gross profit	1,182,420	(1,182,420)		–

COST OF OPERATIONS
Research and development expense	1,277,150	(957,844)	(2)	319,306
Salary expense	1,687,972	(506,392)	(2)	1,181,580
Amortization expense	1,000,000	–		1,000,000
Professional services expense	7,792,100	(7,421,329)	(2)	370,771
Stock based compensation	1,215,692	(1,215,692)	(2)	–
Selling and marketing expense	105,000	(105,000)	(2)	–
General and administrative expense	1,148,004	(1,016,882)	(2)	131,122
Total cost of operations	14,225,918	(11,223,139)		3,002,779

LOSS FROM OPERATIONS	(13,043,498)	10,040,719		(3,002,779)

OTHER INCOME (EXPENSE)
Interest expense, net	(96,744)	366,136	(2)	269,392
Interest income	116,495	–		116,495
Amortization of debt discount	(545,635)	–		(545,635)
Gain on forfeiture of customer deposit	115,000	(115,000)	(2)	–
Other income (expense)	7,004	–		7,004
Unrealized gain on marketable securities	76,596	(76,596)	(2)	–
Unrealized loss on investments	(163,500)	163,500	(2)	–
Gain (loss) on extinguishment of debt	159,035	(159,035)	(2)	–
Change in fair value of derivative liabilities	1,098,055	(1,098,055)	(2)	–
TOTAL OTHER INCOME (EXPENSE), net	766,306	(919,050)		(152,744)

LOSS BEFORE INCOME TAXES	(12,277,192)	9,121,669		(3,155,523)

PROVISION FOR INCOMES TAXES (BENEFIT)	–	–		–

NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	(360,177)	180,089	(2)	(180,089)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	(11,917,015)	8,941,580		(2,975,435)
NET LOSS	$(12,277,192)	$9,121,669		$(3,155,523)

11

NOTES TO UNAUDITED PRO FORMA CARVE-OUT FINANCIAL INFORMATION

Note 1 – Basis of Pro Forma Presentation

The unaudited pro forma consolidated financial statements reflect adjustments made to the Company’s historical financial statements to present the effects of the divestiture of Spin Out Sub, pursuant to the Merger Agreement. The adjustments are based on preliminary estimates and assumptions, which are subject to change.

The unaudited pro forma consolidated carve-out balance sheet as of December 31, 2025 reflects the historical audited consolidated balance sheet of Coeptis Therapeutics Holdings, Inc. and the divestiture of the Spin Out Sub as of December 31, 2025 on a pro forma basis as if the Spin Out had been consummated on December 31, 2025.

The unaudited pro forma consolidated carve-out statement of operations for the year ended December 31, 2025 reflects the historical audited consolidated statement of operations of Coeptis Therapeutics Holdings, Inc. and the divestiture of the Spin Out Sub for the year ended December 31, 2025 on a pro forma basis as if the Spin Out had been consummated on January 1, 2025, the earliest period presented.

Note 2 – Spin Out Adjustments to the Unaudited Pro Forma Carve-out Financial Information

(1)	To reflect the removal of the assets, liabilities and non-controlling interest attributable to the acquired business units by Z Squared. The pro forma results are not necessarily indicative of the Company’s results of operations had the Spin Out occurred on the dates assumed, nor are they necessarily indicative of future results.

(2)	To reflect the removal of the revenues, expenses, and results of operations attributable to the acquired business units by Z Squared. The pro forma results are not necessarily indicative of the Company’s results of operations had the Spin Out occurred on the dates assumed, nor are they necessarily indicative of future results.

(3)	To reflect the receipt of 1,000,000 shares of common stock.

12